2. REGULATORY FRAMEWORK	12 Months Ended
Dec. 31, 2019
Regulatory Framework
REGULATORY FRAMEWORK

2.1 Generation

2.1.1 Generation units

The Company’s revenues from the electric power generation activity come from: i) sales to the Spot market pursuant to the provisions applicable within the WEM administered by CAMMESA (SEE Resolution No. 19/17, replaced by SRRYME Resolution No. 1/19 as from March 2019); ii) sales contracts with large users within the MAT (Resolutions No. 1,281/06 and No. 281/17); and iii) supply agreements with CAMMESA (Resolutions No. 220/07, No. 21/16, No. 287/17 and Renovar Programs). Furthermore, energy not committed under sales contracts with large users within the MAT and with CAMMESA are remunerated at the Spot market.

The Company’s generating units are detailed below:

In operation:

Generator	Generating unit	Tecnology	Power	Applicable regime (2)

CTG	GUEMTG01	TG	100 MW	Energy Plus Res. No. 1281/06 (1)
CTG	GUEMTV11	TV	≤100 MW	SE Resolutions No. 1/19
CTG	GUEMTV12	TV	≤100 MW	SE Resolutions No. 1/19
CTG	GUEMTV13	TV	>100 MW	SE Resolutions No. 1/19
Piquirenda	PIQIDI 01-10	MG	30 MW	SE Resolution No. 220/07 (1)
CPB	BBLATV29	TV	>100 MW	SE Resolutions No. 1/19
CPB	BBLATV30	TV	>100 MW	SE Resolutions No. 1/19
CT Ing. White	BBLMD01-06	MG	100 MW	SEE Resolution No. 21/16 (1)
CTLL	LDLATG01	TG	>50 MW	SE Resolutions No. 1/19
CTLL	LDLATG02	TG	>50 MW	SE Resolutions No. 1/19
CTLL	LDLATG03	TG	>50 MW	SE Resolutions No. 1/19
CTLL	LDLATG04	TG	105 MW	SEE Res. 220/07 (75%), SEE Res. 1/19 (25%)
CTLL	LDLATG05	TG	105 MW	SEE Resolution No. 21/16 (1)
CTLL	LDLATV01	TV	180 MW	SE Resolution No. 220/07 (1)
CTGEBA	GEBATG01/TG02/TV01	CC	>150 MW	SE Resolutions No. 1/19
CTGEBA	GEBATG03	TG	188 MW	Energy Plus Res. No. 1281/06 (1)
CTGEBA	GEBATG04	TG	>100 MW	SE Resolutions No. 1/19 (3)
Ecoenergía	CERITV01	TV	Renewable = 50	Energy Plus Res. N° 1281/06 (1)
CT Parque Pilar	PILBD01-06	MG	100 MW	SE Resolutions No. 1/19 (3)
CTB	EBARTG01 - TG02	TG	HI – Small 50<P≤120	SE Resolution No. 220/07 (1)
HIDISA	AGUA DEL TORO	HI	HI – Small 50<P≤120	SE Resolutions No. 1/19
HIDISA	EL TIGRE	HI	HI – Small 50<P≤120	SE Resolutions No. 1/19
HIDISA	LOS REYUNOS	HB	HB – Media 120<P≤300	SE Resolutions No. 1/19
HINISA	NIHUIL I - II - III	HI	HI – Chica 50<P≤120	SE Resolutions No. 1/19
HPPL	PPLEHI	HI	HI – Media 120<P≤300	SE Resolutions No. 1/19
P.E. M. Cebreiro	CORTEO	Eólica	100 MW	Renovar (1)
PEPE II	PAMEEO	Eólica	53 MW	SEE Resolution No. 281/17
PEPE III	BAHIEO	Eólica	53 MW	SEE Resolution No. 281/17

(1) Uncommitted power and energy is remunerated according to Resolution No. 1/19.
(2) Resolution No. 1/19 entered into force as of February 19. During the month of January 2019, it was remunerated under Resolution No. 19/17.
(3) Once the combined cycle is commercially enabled, the supply agreements with CAMMESA will come into force under Resolution No. 287/17.

In construction:

Generator	Generating unit	Tecnology	Applicable regime

CTLL	MG	15 MW	SE Resolutions No. 1/19
CTGEBA	CC	176 MW	SE Resolution No. 287/17
CTB	CC	280 MW	SE Resolution No. 220/07

2.1.2 Remuneration at the Spot market

On February 2, 2017, the SEE issued Resolution No. 19/17, which superseded the remuneration scheme set forth by Resolution No. 22/16 and established guidelines for the remuneration to generation plants as from the commercial transaction corresponding to February 1, 2017.

Later, on March 1, 2019, SRRYME Resolution No. 1/19 was published in the BO, which abrogated, effective as from March 1, 2019, the remuneration scheme established by SEE Resolution No. 19/17.

Both resolutions provide for remunerative items based on technology and scale, establishing U$S-denominated prices payable in pesos by applying BCRA’s exchange rate effective on the last business day of the month of the applicable economic transaction, adjusted through credit or debit notes, as appropriate, to consider the BCRA’s exchange rate of the day before the expiration date, in accordance with CAMMESA’s procedures.

2.1.2.1 Remuneration for Available Power Capacity

2.1.2.1.1 Thermal Power Generators

The SEE Resolution No. 19/17 provides for a minimum remuneration for power capacity based on technology and scale and allows generating, co-generating and self-generating agents owning conventional thermal power stations to offer Guaranteed Availability Commitments for the energy and power capacity generated by their units not committed under sales contracts with large users within the MAT and supply agreements with CAMMESA.

Availability Commitments for each unit should be declared for a term of three years, together with information for the Summer Seasonal Programming, with the possibility to offer different availability values for the summer and winter six-month periods. The committed thermal generators’ remuneration for power capacity will be proportional to their compliance.

The Minimum Remuneration applies to generators with no availability commitments, with prices ranging from U$S3,050 to U$S5,700/MW-month, depending on the technology and scale.

The Base Remuneration applies to generators with availability commitments, with a price of U$S 6,000/MW-month during the May-October 2017 period, and U$S 7,000/MW-month as from November 2017.

The Additional Remuneration is a remuneration for the additional available power capacity aiming to encourage availability commitments for the periods with a higher system demand. CAMMESA will define a monthly thermal generation goal for the set of qualified generators on a bi-monthly basis, and will call for additional power capacity availability offers with prices not exceeding the additional price. The additional price amounts to U$S 1,000/MW-month between May and October, 2017, and to U$S2,000/MW-month as from November 2017.

The SRRYME Resolution No. 1/19 maintains in effect a remuneration made up of a minimum or base power capacity payment for generators with no availability commitments, and another for offered guaranteed power capacity, although with lower values than under the previous resolution:

-	The minimum remuneration for power capacity was reduced from U$S 5,700/MW-month to U$S 5,200/MW-month for small steam turbine units (≤ 100MW) and internal combustion engines.
-	The price of the remuneration for guaranteed power capacity decreased from U$S 7,000/MW-month to U$S 5,500 U$S/MW-month, only for the autumn and spring periods.

Furthermore, the current remuneration scheme, applies a coefficient derived from the unit’s average utilization factor during the last twelve months to the power capacity remuneration: a minimum 70% utilization factor is required to collect 100% of the power capacity payment; if the utilization factor ranges between 30% and 70%, the power capacity payment will range between 70% and 100%; and if the usage factor is lower than 30%, 70% of the power capacity payment will be collected. Additionally, Availability Commitments should be declared for each unit on a quarterly basis.

Finally, the current remuneration scheme, abrogates the additional remuneration scheme to encourage the guaranteed power capacity offered in the periods with a higher system demand.

2.1.2.1.2 Hydroelectric Generators

In the case of hydroelectric power plants, a base remuneration and an additional remuneration for power capacity were established by the SEE Resolution No. 19/17.

Power capacity availability is determined independently of the reservoir level, the contributions made, or the expenses incurred. Furthermore, in the case of pumping hydroelectric power plants, the following is considered to calculate availability: i) the operation as turbine at all hours within the period, and ii) the availability as pump at off-peak hours every day and on non-business days.

The base remuneration is determined by the actual power capacity plus that under programmed and/or agreed maintenance, with prices ranging from U$S2,000 to U$S8,000/MW-month, depending on the scale and type of power plant.

In case of hydroelectric power plants maintaining control structures on river courses and not having an associated power plant, a 1.20 factor will be applied to the plant at the headwaters.

The additional remuneration applies to power plants of any scale for their actual availability and based on the applicable period, with prices ranging from U$S0 to U$S500/MW-month between May and October 2017, and U$S500 or U$S1,000/MW-month as from November 2017 for pumping or conventional hydroelectric power plants, respectively.

As from November 2017, the allocation and collection of 50% of the additional remuneration will be conditional upon the generator taking out insurance, to CAMMESA’s satisfaction, to cover for major incidents on critical equipment, and the progressive updating of the plant’s control systems pursuant to an investment plan to be submitted based on criteria to be defined by the SEE.

SRRYME Resolution No. 1/19 maintains power capacity prices set forth by SEE Resolution No. 19/17; nevertheless, the hours in which a hydroelectric generator is not available due to programmed and agreed maintenance will no longer be computed for the calculation of the power capacity remuneration. However, in order to mitigate such incidence, in May 2019, by means of SME Note No. 46631495/19, a 1.05 factor was applied to power capacity prices.

2.1.2.1.3 Wind power

The remuneration under the SEE Resolution No. 19/17 is made up of a base price of U$S7.5/MWh and an additional price of U$S17.5/MWh, which are associated with the availability of the installed equipment with an operating permanence longer than 12 months as from the beginning of the summer seasonal programming.

Later on, SRRYME Resolution No. 1/19 establishes a single remuneration value for generated energy (see next item).

2.1.2.2 Remuneration for Generated and Operated Energy

The SEE Resolution No. 19/17 establishes a remuneration for Generated Energy with prices ranging between U$S5 and U$S10/MWh, depending on the technology, scale and type of fuel. Pursuant to SRRYME Resolution No. 1/19, these values are reduced to U$S 4/MWh and U$S 7/MWh, respectively.

Under the SEE Resolution No. 19/17, the remuneration for Operated Energy applies to the integration of hourly power capacities for the period, and is valued at U$S2.0/MWh for any type of fuel. Under the scheme set forth by SRRYME Resolution No. 1/19, the above-mentioned price is reduced to U$S 1.4/MWh.

In the case of hydroelectric plants, prices for Generated and Operated Energy under the SEE Resolution No. 19/17, are remunerated U$S3.5 and U$S1.4/MWh, respectively regardless of scale. Under the scheme set forth by SRRYME Resolution No. 1/19, the above-mentioned prices are maintained.

As regards energy generated from unconventional sources, SRRYME Resolution No. 1/19 establishes a single remuneration value of U$S 28/MWh, irrespective of the source used. Energy generated prior to the commissioning by the OED will be remunerated at 50% of the above-mentioned remuneration.

2.1.2.3 Additional Remuneration for Efficiency and for Low-Use Thermal Generators

The “Efficiency” incentive established in the SEE Resolution No. 19/17 consists of the acknowledgment of an additional remuneration equivalent to the remuneration for the generated energy by the percentage difference between the actual consumption and the reference consumption determined for each unit and fuel type. This comparison will be made on a quarterly basis. In the case of higher consumptions, the general remuneration will not be affected.

The mentioned Resolution also provides for an additional remuneration for low-use thermal generators having frequent startups based on the monthly generated energy for a price of U$S2.6/MWh multiplied by the usage/startup factor.

Under the scheme set forth by SRRYME Resolution No. 1/19, the efficiency and low-use/frequent startups incentives are canceled.

2.1.2.4 Repayment of Overhauls Financing

The SEE Resolution No. 19/17 provides that, as regards the repayment of outstanding loans applicable to thermal and hydroelectric generators, credits already accrued and/or committed to the cancellation of such maintenance works will be applied first. The balance will be repaid by discounting U$S1/MWh for the energy generated until the total cancellation of the financing.

Later on, as regards the repayment of funds supplied to generators under the loan agreements for the execution of overhauls in their units, SRRYME Resolution No. 1/19 provides for: (i) the application of all receivables accrued in favor of generators for their settlement, and (ii) a discount scheme in the generator’s revenues equivalent to U$S 1/MWh for each generated MW or U$S 700/MW-month for the unit’s actual availability, whichever is higher.

The overhauls financing owed by the Company were canceled under the Agreement for the Regularization and Settlement of Receivables with the WEM (see Note 2.1.7).

2.1.2.5 Suspension of contracts within the MAT

The suspension of contracts within the MAT (excluding those resulting from a differential remuneration scheme) provided for by SE Resolution No. 95/13 was not modified by SRRYME Resolution No. 1/19, this suspension thus remained in effect during 2019.

2.1.3 Sales contracts with large users within the MAT

2.1.3.1 Energy Plus

With the purpose of encouraging new generation works, in 2006 the SE approved Resolution No. 1,281/06 establishing a specific regime which would remunerate newly installed generation sold to a certain category of Large Users at higher prices.

To such effect, it established certain restrictions on the sale of electricity and implemented the Energy Plus service, which consists of the offer of additional generation availability by the generating agents. These measures imply that:

-	Generating, co-generating and self-generating agents which, as of the date of issuance of SE Resolution No. 1,281/06, are neither WEM agents nor have facilities or an interconnection with the WEM, will qualify;
-	These plants should have fuel supply and transportation facilities;
-	The energy used by GU300 in excess of the Base Demand (energy consumption for 2005 year) qualifies for Energy Plus agreements within the MAT at a price negotiated between the parties; and
-	For new GU300 entering the system, their Base Demand will equal zero.

Under this regime, the Company —through its power plants Güemes, EcoEnergía and Genelba— sells its energy and power capacity for a maximum amount of 280 MW. The values of Energía Plus contracts are mostly denominated in U.S. dollars. It is worth pointing out that Güemes has transferred, since May 2019, its contracts to Genelba, selling electricity in the spot market.

If a generator cannot meet the power demand by an Energy Plus customer, it should purchase that power in the market at the operated marginal cost, or, alternatively, support the committed demand in case of unavailability through agreements with other Energía Plus generators.

Currently, the Company has Power Availability agreements in force with other generators whereby, in case of unavailability, it may purchase or sell power to support the contracts.

Furthermore, SE Note No. 567/07, as amended, provided that GU300 not purchasing their Surplus Demand within the MAT should pay the CMIDE, and that the difference between the actual cost and the CMIDE would be accumulated in an individual account on a monthly basis for each GU300 within CAMMESA's scope.

Pursuant to SE Note No. 111/16, until May 2018, the CMIDE was $ 650/MWh for GUMA and GUME and $ 0/MWh for GUDI. As from June 2018, pursuant to SE Note No. 28663845/18, the CMIDE became the greater of $ 1,200/MWh or the temporary dispatch surcharge. Additionally, it was provided that, until further instructed, movements in the individual account of each GU300 would temporarily not be recorded.

Due to the decrease in surplus demand as a consequence of the decrease in economic activity, there are GU300 that decide not to make Energy Plus contracts (with higher prices), and generators have to sell their energy at the spot market, thus reducing their profitability. Additionally, the Energy Plus contracts were affected by the growth of Renewable MAT contracts, by the GU300 surplus energy.

2.1.3.2 Renewable Energy Term Market (“Renewable MAT” Regime)

Pursuant to Resolution No. 281/17, the MEyM regulated the Renewable MAT regime with the purpose of setting the conditions for large users within the WEM and WEM distributing agents’ large users covered by Section 9 of Law No. 27,191 to meet their demand supply obligation from renewable sources through the individual purchase within the MAT of electric power from renewable sources or self-generation from renewable sources.

Furthermore, this resolution regulates the conditions applicable to projects for the generation, self-generation and co-generation of electric power from renewable sources. Specifically, the RENPER was created for the registration of such projects.

Projects destined to the supply of electric power from renewable sources under the Renewable MAT regime may not be covered by other remuneration mechanisms, such as the agreements under the Renovar rounds. Surplus energy will be sold in the spot market.

Finally, contracts executed under the Renewable MAT regime will be administered and managed in accordance with the WEM procedures. The contractual terms —life, allocation priorities, prices and other conditions, notwithstanding the maximum price set forth in Section 9 of Law No. 27,191— may be freely agreed between the parties, although the committed electricity volumes will be limited by the electric power from renewable sources produced by the generator or supplied by other generators or suppliers with which it has purchase agreements in place.

For further information on the projects PEPE II and PEPE III conducted under this resolution, see Note 16.1.1.

2.1.4 Supply Agreements with CAMMESA

2.1.4.1 SE Resolution No. 220/07 (“Agreement Res.220”)

Aiming to encourage new investments to increase the generation offer, the SE passed Resolution No. 220/07, which empowers CAMMESA to enter into Agreement with WEM Generating Agents for the energy produced with new equipment. These will be long-term agreements and the price payable by CAMMESA should compensate the investments made by the agent at a rate of return to be accepted by the SE.

Under this regulation, the Company, through its thermal power plants Loma de La Lata, Piquirenda and Barragán, has executed Agreement Res.220 to sell energy and power capacity for a total amount of 856 MW.

For further information on the project to the closing of the combined cycle at CTB conducted under this resolution, see Note 16.1.4.

2.1.4.2 SEE Resolution No. 21/16

As a result of the state of emergency in the national electricity sector, the SEE issued Resolution No. 21/16 calling for parties interested in offering new thermal power generation capacity with the commitment to making it available through the WEM for the 2016/2017 summer; 2017 winter, and 2017/2018 summer periods.

Successful bidders will enter into a wholesale power purchase agreement with CAMMESA for a term of 10 years. The remuneration will be made up of the available power capacity price plus the variable non-fuel cost for the delivered energy and the fuel cost (if offered), less penalties and fuel surpluses. Surplus power capacity is sold in the spot market.

Pursuant to this resolution, the Company, through its Loma de la Lata, Ingeniero White and Pilar thermal power plants, has effective agreements with CAMMESA for the sale of energy and power capacity for a total 305 MW.

2.1.4.3 SEE Resolution No. 287/17

On May 10, 2017 the SEE issued Resolution No. 287/17 launching a call for tenders for co-generation projects and the closing to CC over existing equipment. The projects should have low specific consumption (lower than 1,680 kcal/kWh with natural gas and 1,820 kcal/kWh with alternative liquid fuels), and the new capacity should not exceed the existing electric power transmission capacity; otherwise, the cost of the necessary extensions will be borne by the bidder.

Awarded projects will be remunerated under a wholesale power purchase agreement which will be effective for a term of 15 years. The remuneration will be made up of the available power capacity price plus the variable non-fuel cost for the delivered energy and the fuel cost (if offered), less penalties and fuel surpluses. Surplus power capacity is sold in the spot market.

SRRYME Resolution No. 25/19 authorized awardees of projects under SEE Resolution No. 287/17 to submit a new scheduled commissioning date, which will operate as the new committed commissioning date under the wholesale power purchase agreements, with a limit of 180 days as from the originally committed commissioning date. However, the Company has ratified the originally committed date.

For further information on the project to the closing of the combined cycle at Genelba conducted under this resolution, see Note 16.1.3.

2.1.4.4 Renovar Programs

In order to meet the objectives, set by Law No. 26,190 and Law No. 27,191 promoting the use of renewable sources of energy, the MEyM called for open rounds for the hiring of electric power from renewable sources (RenovAr Programs, Rounds 1, 1.5 and 2) within the WEM. These calls aimed to assign power capacity contracts from different technologies (wind energy, solar energy, biomass, biogas and small hydraulic developments with a power capacity of up to 50 MW).

Successful bidders will enter into renewable electric power supply agreements for the sale of a committed annual electric power block for a term of 20 years.

Additionally, several measures have been established to promote the construction of projects for the generation of energy from renewable sources, including tax benefits (advance VAT reimbursement, accelerated depreciation of the income tax, import duty exemptions, etc.) and the creation of a fund for the development of renewable energies destined, among other objectives, to the granting of loans and capital contributions for the financing of such projects.

Under this regulation, the Company, through Greenwind, has a supply agreement in place with CAMMESA for a total 100 MW.

2.1.5 Electricity transmission cost payable by Generators

On November 28, 2017, SEE Resolution No. 1,085/17 approved a new cost distribution methodology that represents the transmission service’s remuneration within the WEM.

In this regard, the SEE amended the original regulation of the WEM transmission system, which provided that transmission service costs would be allocated to the Demand and electric power Generation, and resolved that generators should stop paying costs associated with transmission, and start paying a charge representing operating and maintenance costs for connection and transformation equipment linking with the high-voltage transmission system as from December 1, 2017. This amendment implied a cost reduction for the Company.

2.1.6 Fuel Self-Supply for Thermal Power Plants

SGE Resolution No. 70/18, published in the BO on November 6, 2018, empowered generating, co-generating and self-generating agents within the WEM to acquire fuels, without distinction, required for own generation. This resolution superseded Section 8 of Resolution No. 95/13 of the former SE, which provided that the supply of fuels for electric power generation would be centralized in CAMMESA (with the exception of the generation covered under the Energy Plus regime). Likewise, CAMMESA remained in charge of the commercial management and the dispatch of fuel for generators which do not or cannot make use of such capacity.

Under the scheme set forth by SGE Resolution No. 70/18, the cost of generation with own fuels was valued according to the mechanism for the recognition of the Variable Production Costs recognized by CAMMESA. For implementation, maximum prices at the PIST for natural gas destined to the generation of electricity to be sold in the WEM, set by MINEM Resolution No. 46/18 and SGE Notes No. 66680075/18 and 07973690/19.

In case the generator has opted to supply its own fuel for generation and such fuel is not available at the time of dispatch, the calculation of the power capacity availability will be reduced to 50% of the actual availability. Similarly, it will lose its dispatch order, and in case the OED assigns it fuel for generation, the generated energy will be remunerated at just 50% of the approved non-fuel variable costs.

In the seasonal programming conducted on November 12, 2018, the Company has opted to make use of this self-supply capacity and has destined a significant part of its natural gas production as an input to its thermal units’ dispatch.

The scheme set forth by SGE Resolution No. 70/18 was in effect during 2019; however, on December 27, 2019, the Ministry of Productive Development passed Resolution No. 12/19, which abrogated, effective as from December 30, 2019, SGE Resolution No. 70/18, and re-established the validity of section 8 and section 4 of SE Resolutions No. 95/13 and 529/14, respectively, thus restoring the CAMMESA centralization scheme for the supply of fuels for generation purposes.

2.1.7 Agreement for the Regularization and Settlement of Receivables with the WEM

On August 5, 2019 and under the call to Generators, the Company and certain subsidiaries executed with CAMMESA an Agreement for the Regularization and Settlement of Receivables with the WEM (the “Agreement”), as instructed through SGE Note NO-2019-66843995-APN-SGE#MHA.

Pursuant to the Agreement, CAMMESA undertook to pay the outstanding LVFVDs after discounting the debts taken on with the WEM under the Financing Agreements, Loan Agreements and Receivables Assignment Agreements executed by generators, and applying a 18% write-off on the balance. In this sense, the parties have agreed a total net settlement amount for the outstanding LVFVDs taking into consideration the interest update as of July 31, 2019 and the effects of the mentioned write-off, which amounts to $ 2,122.7 million, before tax withholdings for a total amount of $ 392.9 million. Finally, on August 7, 2019, the total agreed amount was collected, net of tax withholdings, for an amount of $ 1,729.8 million (U$S 39.4 million) corresponding to outstanding LVFVDs.

In furtherance of the undertaken commitments, the Company and certain subsidiaries have waived all submitted claims and have irrevocably dismissed their rights to file any kind of claim (whether administrative and/or judicial) against the Federal Government, the SGE and/or CAMMESA regarding the outstanding LVFDVs.

As a result of the Agreement, the Company has recognized revenues in the amount of U$S 5.9 million and net financial profits for U$S 71.1 million.

2.1.8      Loosening up of charges and interests in late payment of the economic transaction

SRRYME Resolution No. 29/2019 provided for a relaxation in the application of penalty interest and charges in case of delays in the payment of economic transactions within the WEM.

i.	Reduction of surcharges: the 50% reduction in surcharges for agents with overdue and unpaid debts is postponed until April 30, 2020.
ii.	Compensatory and penalty interest: only compensatory interest will apply, with a rate equivalent to the rate fixed by the BNA for its 30-day discount transactions, for agents registering a delay in payment but having promptly paid the last three immediately preceding debt maturities, provided the payment is made within 15 days after the invoice maturity date; additionally, penalty interest of 1% will apply for each day of delay, with a cap equivalent to the surcharges provided for in the CAMMESA procedures when the payment is made after such term. It is worth highlighting that the previous scheme provided for increasing penalty interest based on the time elapsed.

iii.	Compensations: in the case of delays not exceeding 5 days in a certain month, compensations without the application of compensatory interest are allowed by advancing the payment of the following invoice by 2 days per each day of delay.

2.2   Transmission

2.2.1 Tariff situation

During 2019, pursuant to the provisions of the RTI, the ENRE continued applying the semi-annual tariff update mechanism in accordance with the applicable formula, which depends on the IPIM, the IPC and the Salary Index, as long as compliance with the trigger clause is verified.

On March 22, 2019, the ENRE issued Resolutions No. 67/19 and No. 68/19 updating Transener and Transba’s remunerations by 25.15% and 26.53% against the previous semester, reaching a cumulative 78.41% and 81.26% increase, respectively, for the December 2016 – December 2018 period, applicable to the remuneration scheme as from February 2019.

On September 25, 2019, the ENRE issued Resolutions No. 269/19 and No. 267/19 updating Transener and Transba’s remunerations by 18.83% and 18.81% against the previous semester, reaching a cumulative 112.41% and 115.75% increase, respectively, for the December 2016 – June 2019 period, applicable to the remuneration scheme as from August 2019.

On the other hand, on July 3, 2018, the ENRE informed the beginning of the procedure to determine the remuneration of the Independent Carriers in exploitation stage: TIBA (Transba), Fourth Line (Transener), YACYLEC and LITSA. In this regard, on October 8, 2018, the costs, investments and expected tariff corresponding to Fourth Line and TIBA were presented to the ENRE. As of the date hereof, the ENRE has not issued the resolution with the results of the analysis of the requested information.

As of the date of issuance of these Consolidated Financial Statements, the ENRE Resolution has not yet been issued with respect to the tariff update corresponding to the semester July-December 2019, applicable to the remuneration scheme as from February 2020.

2.2.2 SADI Service Outage

On June 16, 2019, at 07:07 a.m., the SADI experienced a total outage.

This total outage was a result of the concurrence of multiple shortcomings within the SADI, some of them external to the Transmission System operated and maintained by Transener.

As regards the transmission system under the responsibility of Transener, the fault was due to a specific technical problem, and not to the lack of investment and maintenance. Following the change in the configuration of the littoral corridor due to the 500 kV Colonia Elía – Campana / Colonia Elía – Manuel Belgrano lines bypass, the DAG mechanism was not properly adjusted and failed to recognize signals sent out by the protection system. This bypass was made on account of the relocation of tower 412 to support the highest possible power transmission capacity in the littoral corridor.

Due to the great volume of electricity dispatched from this corridor and the DAG failure, there was an imbalance between supply and demand which could not be redressed by the system’s other restraint barriers external to the electric power transmission service, resulting in a total outage.

The 500 kV Transmission System was available immediately after the disruption, and 100% of the transmission lines were available to come into operation and allow for the restoration of the system. Service restoration was overall fast (within 8:30 hours, 75% of the country’s demand had been restored).

Transener estimates that the above-mentioned event will give rise to a U$S 0.1 million penalty, which has been registered by Transener. This estimate is based on the application of the High-Voltage Transmission System’s Service Quality and Penalties Regime attached to Transener’s Concession Agreement as sub-annex II-B. As of the date of these Consolidated Financial Statements, the ENRE has not applied the penalty to Transener, which may differ from Transener’s estimates.

This event will have an impact on 2020-year figures related to penalties, which will be increased, and premiums, which will be reduced, due to the Additional Service Quality and Sanctions Regime established by Resolutions No. 552/16 and No. 580/16.

2.3   Energy distribution

2.3.1 General

Edenor Concession was granted in 1992 for a 95-year term, which may be extended for an additional maximum period of 10 years. The ENRE is empowered to control the quality levels of the technical product and service, the commercial service and the compliance with public safety regulations, as provided for in the Concession Agreement. If the Distribution Company fails to comply with the obligations assumed, the ENRE may apply the penalties stipulated in the aforementioned Agreement.

2.3.2 Edenor’s economic and financial situation

In the last four years, Edenor recorded negative working capital. This situation was not reversed after the application from February 1, 2017 of the new tariff arising from RTI, due mainly to the constant increase of its operating costs, necessary to maintain the level of service, the Argentine economy’s inflationary environment, and the sustained recession since mid-2018, with the consequent impact on the decline in income, the extension of collection periods and the steady increase in levels of energy theft. (See Note 1.2).

Despite the previously described situation, it is worth pointing out that, in general terms, the quality of the electricity distribution service has been improved, both in duration and in interruption frequency. In view of the continuous increase of the costs associated with the provision of the service, as well as the need for additional investments to meet the greater seasonal demand, Edenor has taken a series of measures aimed at mitigating the negative effects of this situation on its financial structure, minimizing the impact on the sources of employment, the execution of the investment plan, and the carrying out of the essential operation, maintenance and improvement-related works that are necessary to maintain the provision of the public service, object of the concession, in a satisfactory manner in terms of quality and safety.

Additionally, on December 23, 2019, the PEN enacted Law No. 27,541, which has a direct impact on Edenor’s financial solvency.

Taking into account that the realization of the measures necessary to reverse the manifested negative trend depends on the occurrence of certain events that are not under Edenor’s control, the Edenor’s Board of Directors has raised substantial doubt about Edenor’s ability to continue as a going concern, which may result in Edenor being obliged to defer certain payment obligations or unable to meet expectations for salary increases recorded in third-party costs.

Nevertheless, the Company’s Consolidated Financial Statements have been prepared assuming that Edenor will continue to operate as a going concern, and do not include the effects of the adjustments or reclassifications that might result from the final outcome of these uncertainties.

2.3.3 Electricity rate situation

In the last days of 2019, the PEN enacted, in the framework of the Economic Emergency and as mentioned in note 1, Law No. 27,541 on Social Solidarity and Production Reactivation, pursuant to which is authorized to initiate either a renegotiation process of the tariff structure in effect or an extraordinary review, as from the date on which the law comes into effect, and for a maximum term of up to one hundred and eighty days, with the aim of reducing the actual tariff burden on households, shops and industries for 2020.

In this context, on December 27, 2019, the ENRE instructed Edenor not to apply the electricity rate schedules from January 1, 2020, resulting from the provisions of the Electricity Rate Schedules Maintenance Agreement entered into by and between Edenor and the Federal Government on September 19, 2019, as such agreement had lost its applicability due to the electricity rate emergency provided for in the aforementioned law, with the electricity rate schedule that had been approved by ENRE Resolution No. 104/19 dated April 30, 2019 remaining in effect.

The aforementioned Electricity Rate Schedules Maintenance Agreement provided for the following:

-	To maintain the electricity rate schedules that were in effect prior to August 1, 2019 for all electricity rate categories;
-	To postpone until January 1, 2020 the application of the CPD that was to be applied as from August 1, 2019 (adjustment mechanism set forth in ENRE Resolution No. 63/17), relating to the January-June 2019 period, which amounted to 19.05%;
-	To update the electricity rate schedules in relation to seasonal energy prices as from January 1, 2020;
-	To recover the difference of the CPD and the seasonal energy prices generated on August 1, 2019-December 31, 2019 period, in seven monthly and consecutive installments as from January 1, 2020, for the August 1, 2019-December 31, 2019 period, which will be recovered in seven monthly and consecutive installments as from January 1, 2020 and will be adjusted in accordance with the relevant CPD adjustment and the methodology set forth in late payment procedures applied by CAMMESA, respectively;
-	Commitment to maintain the quality of the service and meet the quality parameters set forth in the Concession Agreement;
-	To postpone until March 1, 2020 the payment by Edenor of any penalty at its original value plus the relevant adjustments applicable at the time of payment.

Additionally, and within this framework, on October 22, 2019 SRRyME Resolution No. 38/19 approved the seasonal scheduling for the November 2019 – April 2020 periods and provided as well that the power reference price, the energy reference price for residential consumers and the energy reference price for the Distribution Company’s Large Users and for the other non-residential consumers, in effect since August 2019, would remain unchanged until April 2020.

Moreover, the referred to ENRE Resolution No.104/19, approved the values of Edenor’s Electricity Rate Schedule and the electricity rate values applicable to Edenor’s self-management metering system, effective from May 1, 2019, and informed Edenor of the value of the average electricity rate as from May 1, 2019, under the terms of Energy Government Secretariat Resolution No. 366/18, which modifies the prices at which Distributors acquire energy in the MEM, and which amounts to $ 4.343/KWh.

In this framework, the provisions of Resolution No. 14/19 dated April 30, 2019 of the Electricity Market and Renewable Resources Secretariat, which, among other issues, approve the MEM definitive winter scheduling and modify the Power Reference Prices and the Stabilized Price of Energy (SPE) relating to the May 1-October 31, 2019 period, are taken into consideration.

This Resolution provides that the increases of the SPE relating to the May-October 2019 six-month period that had been authorized by Resolution 366/18 for Residential customers, are to be absorbed by the Federal Government, whereas the increases established for non-residential customers with supplies lower than 300 kW and those relating to customers with supplies higher than 300 kW, GUDI customers, were modified for the May-July and August-October 2019 three-month periods.

With regard to the supplies lower than 300 kW (non-residential customers), and those higher than 300 kW, GUDI Customers, the values of the SPE were increased for the May-July 2019 and August-October 2019 three-month periods.

The following resolutions issued by the ENRE in the months of January and February complete the 2019 regulatory context:

-	Resolution No. 25/19, which approved, under the terms of ENRE Resolution No. 366/18, the values of Edenor Electricity Rate Schedule, effective from February 1, 2019, and informed of the value of the average electricity rate as from February 1, 2019, under the terms of Energy Government Secretariat Resolution No. 366/18, which modifies the prices at which Distributors acquire energy in the MEM.
-	Resolution No. 27/19, which approved the CPD value of February 2019 together with the stimulus factor, whose application was deferred until March 2019. Additionally, it determined the value to be applied for the 36 remaining installments resulting from the gradual application system established in ENRE Resolution No. 63/17, and provided as well that the 50% of the CPD that should have been applied in August 2019 would be recovered in 6 CPD variation-adjusted installments.

With regard to the discounts under the system of caps applicable to customers benefited from the Social Tariff that the Federal Government owed to this Distributor, Edenor recorded revenue for U$S 19.4 million, considering the related peso-figures stated in constant values, relating to the December 2017-December 2018 period, as a consequence of the implementation and subsequent cancellation thereof by virtue of the Agreement on the Regularization of Obligations.

As of December 31, 2019, the Company recognized revenue from the Social Tariff for U$S 66.7 million. Additionally, Edenor has a receivable for U$S 4.2 million for the same concept.

2.3.4 Change of Jurisdiction and Regularization of Obligations

On February 28, 2019, the Federal Government, the PBA and the CABA entered into an agreement to initiate the process of transferring the public service of electricity distribution, duly awarded by the Federal Government to Edenor under a concession, to the joint jurisdiction of the PBA and the CABA, with the latter two jointly assuming the capacity as Grantor of the concession of the service. In the aforementioned agreement, the PBA and the CABA agreed to set up a new bipartite agency in charge of the regulation and control of the distribution service, and the Federal Government agreed to take the necessary steps and carry out the necessary administrative procedures to provide a solution to the pending claims with both Distribution companies.

In the framework of such agreement, on May 9, 2019, the Federal Government, the CABA and the PBA entered into an agreement, the Agreement on the Implementation of the Transfer of Jurisdiction, pursuant to which the CABA and the PBA jointly assume, as from the date on which the agreement comes into effect with the relevant ratifications, the regulation and control and the capacity as grantor over the distribution service granted to Edenor under a concession. Furthermore, it is provided that the Concession Agreement will remain in full force and effect and the national regulations and provisions issued by both the Energy Secretariat and the ENRE until the effective date of the transfer will be regarded as the applicable regulatory framework; and that the pledge of the class A shares, duly pledged as collateral to secure the performance of the obligations assumed by the Holder of the Concession and/or the majority shareholders under the Concession Agreement, is assigned on an undivided basis by the Federal Government to the CABA and the PBA.

Edenor was notified of and assented to the arrangement made by the Federal Government and the new Grantors of the concession in relation to the Transfer and the Implementation Agreements, and undertook both to indemnify them against any claims and to obtain the agreement of the majority of its shareholders. The Agreement on the Implementation of the Transfer of Jurisdiction was ratified by the Provincial Executive Power and the City’s Legislative Power by means of Executive Order No. 1,289/19 (published in the Official Gazette of the Province of Buenos Aires on October 2, 2019) and Legislative Resolution No. 161/19 (published in the Official Gazette of the CABA on July 17, 2019), respectively.

With the enactment of Law No. 27,541, the ENRE is granted jurisdiction over the public service of electricity distribution during the term the emergency law is in force.

Furthermore, within the framework of the change of jurisdiction and as a condition for the transfer, on May 10, 2019, Edenor and the Energy Government Secretariat, on behalf of the Federal Government, entered into an Agreement on the Regularization of Obligations, putting an end to the mutual pending claims originated in the 2006-2016 Transitional Tariff Period.

By virtue of this Agreement, Edenor: (i) waives any rights to which it may be entitled and abandons any actions against the Federal Government, including the complaint filed by Edenor in 2013 for failure to comply with the obligations resulting from the Agreement on the Renegotiation of the Concession Agreement (the "Adjustment Agreement”) entered into on February 13, 2006; (ii) binds itself to settle debts for works and loans for consumption (“mutuums”) originated in the transition period; (iii) undertakes to pay users certain penalty and compensation amounts relating to that period; and (iv) agrees to make investments, in addition to those agreed upon in the RTI, aimed at contributing to improving the reliability and safety of the service.

In return, the Federal Government partially recognizes the claim duly made by Edenor -referred to in caption (i) of the previous paragraph-, by fully offsetting pending obligations with the MEM for electric power purchases made during the transition period, partially cancelling the mutuums for investments granted by CAMMESA also during that period, and cancelling penalties payable to the National Treasury.

The implementation of this agreement implied, on a one-time-only basis, the partial recognition of the claim made by Edenor for an amount of $ 8,674 million as compensation for the Federal Government’s failure to comply with obligations for 10 years during the Transitional Tariff Period, as well as the adjustment of the liabilities recorded at the time of the agreement, replicating the conditions applied to all the sector’s distributors, generating a profit of $ 7,736 million. Additionally, $ 362 million from the Federal Government and $ 323 million from the Province of Buenos Aires were recognized. These effects are disclosed in the “Agreement on the Regularization of Obligations” line item of the Statement of Comprehensive Income, for U$S 285 million, considering the related peso-figures stated in constant values, and do not imply any inflow of funds whatsoever for Edenor; on the contrary, Edenor must comply in the next 5 years with the investment plan stipulated in the above-mentioned agreement, which will be aimed at contributing to the improvement of the reliability and/or safety of the service as a whole, in addition to complying with the Investment Plan duly agreed upon in the tariff structure review (RTI) approved by Resolution No. 63/17, which, together with the penalties payable to users, the settlement of liabilities for mutuums and works, and the payment of the generated income tax amount, implies an actual disbursement of funds for a total approximate amount of $ 7,600 million, in a 5-year term.

Additionally, it was agreed that the receivable amounts in favor of Edenor for the consumption of shantytowns with community meters generated from July 2017 through December 31, 2018 -exclusively with respect to the percentage undertaken by the Federal Government-, relating to the Framework Agreement for $ 470.8 million, and the receivable amount resulting from applying the cap to the bills of users benefited from the Social Tariff for $ 923 million, would be offset against both part of the debt Edenor held with CAMMESA for loans received for the carrying out of works, and the debts Edenor held with CAMMESA for the investments made in the Costanera – Puerto Nuevo – Malaver 220kV Interconnection works, carried out through the FOTAE, and for the carrying out of the Tecnópolis Substation’s works.

In this regard, and based on the terms of the second clause of the aforementioned agreement, as of December 31, 2019 Edenor recorded the update of the amounts related to “penalties to be used for investments” for a total of U$S 24.5 million, totaling a liability pending application of U$S 77.6 million, which was charged to finance interest cost.

In this framework, Edenor Extraordinary Shareholders’ Meeting dated June 10, 2019 not only ratified the actions taken by the Board of Directors in the negotiations and signing of the Agreement on the Implementation of the transfer of jurisdiction and the Agreement on the Regularization of obligations, but also approved the waiver of rights, actions and claims against the Federal Government originated in the Transitional Tariff Period, and the abandonment of the lawsuit filed in 2013 against the Federal Government.

2.3.5 Penalties

The ENRE is empowered to control the quality levels of the technical product and service, the commercial service and the compliance with public safety regulations, as provided for in the Concession Agreement. If the Distribution Company fails to comply with the obligations assumed, the ENRE may apply the penalties stipulated in the aforementioned Agreement.

As of December 31, 2019, 2018 and 2017, Edenor has recognized in its Financial Statements the penalties accrued, whether imposed or not yet issued by the ENRE, relating to the control periods elapsed as of those dates, which may differ from those that ultimately result.

Furthermore, ENRE Resolution No. 63/17 has set out the control procedures, the service quality assessment methodologies, and the penalty system, applicable as from February 1, 2017, for the 2017 – 2021 period.

In accordance with the provisions of Sub-Appendix XVI to the referred to Resolution, Edenor is required to submit in a term of 60 calendar days the calculation of global indicators, interruptions for which force majeure had been alleged, the calculation of individual indicators, and will determine the related discounts, crediting the amounts thereof within 10 business days. In turn, the ENRE will examine the information submitted by Edenor, and in the event that the crediting of such discounts were not verified will impose a fine, payable to the Federal Government, equivalent to twice the value that should have been recorded.

In this regard, the ENRE has implemented an automatic penalty mechanism in order that the discounts on account of deviations from the established limits may be credited to customers within a term of 60 days as from the end of the controlled six-month period.

The penalty system provides that penalties are updated in accordance with the variation of Distributor’s CPD or by the energy tariff average price, as the case may be.

Subsequently, in different resolutions concerning penalties relating to the commercial service and the safety on streets and public spaces, the Regulatory Entity provided for the application of increases and adjustments, applying for such purpose a criterion different from the one applied by Edenor.

Additionally, and subsequent to the Tariff Structure Review, the ENRE regulated and/or issued new penalty procedures, such as:

-	ENRE Resolution No. 118/18: It regulated the Compensation for extraordinary service provision interruptions.
-	ENRE Resolution No. 170/18: It regulated the Penalty System for Deviations from the Investment Plan, a procedure whereby real investments are assessed by comparison with the annual investment plan submitted by Edenor, and the investment plan carried out for the 5-year rate period is assessed as against the five-year period plan proposed in the RTI.
-	ENRE Resolution No. 198/18: New Supplementary Penalty Procedure of Technical Service Quality, which penalizes deviations from quality parameters at feeder level.
-	ENRE Resolution No. 91/18: Through the filing of charges, the ENRE informs Edenor about the penalty procedure to be applied for failure to comply with meter-reading and billing time periods.
-	ENRE Resolution No. 5/19: Through the filing of charges, the ENRE notifies Edenor of the penalty system to be applied for failure to comply with customer service times in commercial offices (Intelligent Routing and Consumer Service System – Sistema Inteligente de Direccionamiento y Atención de Usuarios (SIDyAA))

The effects of the resolutions detailed in this note were quantified by Edenor and recognized as of December 31, 2019, without implying consent to the criteria applied.

Finally, and in accordance with the provisions of the electricity rate schedule maintenance agreement, it is agreed that Edenor will maintain the quality of the service and comply with the quality parameters set forth in the Concession Agreement, and that the payment of any penalty will be postponed until March 1, 2020 and paid in 6 installments at its original value plus any adjustments that may apply at the time of payment.

2.3.6 Framework agreement

In 2019, Edenor and the Federal Government entered into different extension addenda to the new Framework Agreement, extending the term thereof until May 31, 2019.

Additionally, the above-mentioned addenda provided for the following:

-	The Federal Government’s commitment to settle the amounts of its economic contribution for the supply of electricity to shantytowns, after deducting the energy associated with the Social Tariff;
-	That Edenor may assign the receivable amounts recognized by this extension to Edesur. In this regard, the relevant agreement on the assignment of receivables was signed, whereby Edesur, in consideration for the assigned receivables, paid Edenor the sole, full and final sum of $ 167.8 million.

Consequently, as of December 31, 2019 Edenor recognized revenue from the sale of electricity under the Framework Agreement until December 31, 2018 for U$S 9.9 million, and for the first five months of 2019 for U$S 3.7, both related to the Federal Government’s participation.

Furthemore, within the framework of the transfer of jurisdiction of the public service of electricity distribution that had been provided for by Law No. 27,467, the Government of the Province of Buenos Aires enacted Law No. 15,078 on General Budget, which provided that the Province of Buenos Aires would pay as from January 1, 2019 for the low-income areas and shantytowns’ consumption of electricity the same amount as that paid back in 2018, and that any amount in excess of that would have to be borne by the Municipalities in whose territories the particular shantytowns were located. Such consumption had to be previously approved by the regulatory agencies or local authorities having jurisdiction in each area. In this regard, Edenor has become aware that on November 27, 2019, the Municipality of General San Martín filed a petition for the granting of a provisional remedy with the Supreme Court claiming that the section of Law No. 15,078 that refers to this topic was unconstitutional. As of December 31, 2019, Edenor did not recognize revenue for this concept.

Finally, in view of the recent measures adopted by national and provincial authorities as of the date of issuance of these Consolidated Financial Statements, Edenor does not know which guidelines will be followed concerning the consumption of electricity by low-income areas and shantytowns relating to the periods that have not been recognized as well as future periods.

2.4.  Oil and gas

2.4.1 Argentine Hydrocarbons Law

On October 29, 2014, the National Congress enacted Law No. 27,007 amending Hydrocarbons Law No. 17,319 (enacted in 1967), which empowers the Government to grant exploration permits and concessions to the private sector. Additionally:

a)    Sets the terms for exploration permits:

-	Conventional exploration: the basic term is divided into two periods of up to three years each, plus an optional extension of up to five years;
-	Unconventional exploration: the basic term is divided into two periods of four years each, plus an optional extension of up to five years; and
-	Exploration in the continental shelf and the territorial sea: the basic term is divided into two periods of three years each, plus an optional extension of one year each.

b)   Sets the terms for exploitation concessions, extensible for 10-year terms:

-	Conventional exploitation concession: 25 years;
-	Unconventional exploitation concession: 35 years; and
-	Continental shelf and off-shore exploitation concession: 30 years.

c)        Sets transportation concessions will be granted for the same term than that granted for the originating exploitation concession.

d)       Sets prices for payments of exploration and exploitation levy and empowers the enforcement authority to establish the payment of extension and exploitation bonds.

e)    Establishes a 12% royalty payable by the exploitation concessionaire to the grantor on the proceeds derived from liquid hydrocarbons extracted at wellhead and the production of natural gas. In the case of extension, additional royalties for up to 3% over the applicable royalties at the time of the first extension, up to a total of 18%, will be paid for the following extensions.

f)    Provides for two types of non-binding commitments between the National Government and the Provinces aiming to establish a uniform environmental legislation and to adopt a uniform tax treatment to encourage hydrocarbon activities.

g)    Restricts the National Government and the Provinces from reserving new areas in the future in favor of public or mixed companies or entities, irrespective of their legal form.

h)   Extends the benefits of the Investment Promotion Regime for the Exploitation of Hydrocarbon to projects involving a minimum of U$S 250 million direct investment denominated in foreign currency to be invested during its first 3 years.

2.4.2 Sale of crude oil and natural gas

In January 2017, the Federal Government executed the Agreement for the Transition to International Price in the Argentine Hydrocarbon Industry with producers and refineries of crude oil with the same purpose of generating a gradual convergence of the price of the crude oil barrel traded in Argentina towards the international price. On September 22, 2017, and as a result of fulfilling the condition that the Brent crude oil price exceeds the value of U$S 55/bbl for 10 consecutive days, the MEyM notified the suspension of the Agreement for the Transition to International Price of the Argentine Hydrocarbons Industry as from October 1, 2017. Since then, the internal price of a crude oil barrel as a refining raw material and the supplier price are determined according to the domestic market rules.

On August 15, 2019 Executive Order No. 566/19 was issued, which provided that, during a 90-day period:

-	deliveries of crude oil in the domestic market should be billed and paid applying a reference exchange rate of $ 45.19 /U$S and a reference Brent crude oil price of U$S 59/bbl
-	prices of gasoline and diesel oil sold in the domestic market may not exceed the price effective as of August 9, 2019.
-	hydrocarbon production companies, refineries, and wholesalers and retailers should meet the domestic demand of crude oil and liquid fuels, respectively, at the established prices.

On August 30, 2019, Executive Order No. 601/19 was issued, which updated the reference exchange rate set by Executive Order No. 566/19 to $ 46.69/U$S for the sale of crude oil in the domestic market, effective from its publication to November 13, 2019.

Furthermore, on September 13, 2019 SGE Resolution No. 552/19 was issued, and established a transfer of $ 116.10 per oil barrel supplied to the domestic market in the month of September 2019, 88% of which to be paid to the oil company and 12% to the province where the oil producing concession is located. The transfer request should be accompanied by waivers by the oil company and the granting province to any administrative, judicial, extrajudicial or arbitration claim, proceeding or right, in the Republic of Argentina, abroad or at the international level, associated with the application of Executive Orders No. 566/19 and No. 601/19.

Later, on September 18, 2019, Resolution No. 557/19 issued by the Ministry of Finance was published, which updated the reference exchange rate set by Executive Order No. 601/19 to $ 49.30/U$S, and allowed for an increase of up to 4% compared to the prices effective as of August 9, 2019 for all qualities of gasoline and diesel oil at points of sale, effective from its publication to November 13, 2019.

Pampa has decided not to adhere to the compensation established by SGE Resolution No. 552/19 and is currently evaluating the possible courses of action.

2.4.3 Gas Market

2.4.3.1 Natural Gas Surplus injection promotion programs

2.4.3.1.1 Gas Plan I

On February 14, 2013, Resolution No. 1/13 was published in the BO. This resolution creates the Gas Plan I, which aims to evaluate and approve projects furthering the national self-supply of hydrocarbons through a gas production into the domestic market, as well as to generate higher levels of activity, investment and employment in this sector. Gas Plan I was regulated by Resolution No. 3/13 issued by the National Plan for Hydrocarbon Investments’ Strategic Planning and Coordination Committee, (the “Committee”) and published in the BO on April 26, 2013.

Gas Plan I provides that the National Government undertakes to pay a monthly compensation resulting from: (i) the difference between the Surplus Injection price (U$S 7.5/MBTU) and the price actually collected from the sale of the Surplus Injection, plus; (ii) the difference between the Base Price and the price actually collected from the sale of the Adjusted Base Injection. These projects will be in force for a maximum term of 5 years, with the possibility for renewal.

On August 7, 2013, pursuant to Resolution No. 27/13, the Committee approved a project for an increase in the total natural gas injection submitted by former subsidiary PEPASA, with retroactive effects to March 1, 2013.

2.4.3.1.2 Gas Plan II

In November 2013, the Committee issued Resolution No. 60/13 creating Gas Plan II. Such program was directed to companies without previous production or with a maximum injection limit of 3.5 MMm3/d and included price incentives in the case of production increases, as well as penalties involving LNG imports in case of non-compliance with committed volumes. Resolution No. 60/13 (as amended by SE Resolution No. 22/14 y No. 139/14), established a price ranging from U$S 4/MBTU to U$S 7.5/MBTU, based on the highest production curve attained.

On March 6, 2014 and January 30, 2015, former subsidiaries PELSA and Petrobras were registered with this program pursuant to Resolution No. 20/14 and 13/15, respectively, of the Secretariat of Economic Policies and Development Planning of the Ministry of Economy and Public Finances, respectively.

However, the receivables registered by the Company, during 2017, under the above-mentioned natural gas surplus injection promotion programs, were not timely collected.

In this regard, on April 3, 2018, MINEM Resolution No. 97/18 was published, which approves the procedure for the cancellation of compensations pending settlement and/or the payment for the year 2017 under the above-mentioned natural gas surplus injection promotion programs. Beneficiary companies opting for the application of the procedure should state their decision to adhere within a term of twenty (20) business days, waiving all present or future administrative and/or judicial actions, remedies, rights or claims regarding the payment of obligations arising from the programs. The cancellation procedure established in the Resolution provides that the amounts will be payable in thirty equal and consecutive installments as from January 1, 2019.

On May 2, 2018, the Group filed with the Ministry of Energy the application form to join the payment procedure set forth by MINEM Resolution No. 97/18, expressing its consent to and acceptance of its terms and scope, the amount of the compensation to the Group established by this resolution being estimated at U$S 148 million.

On February 21, 2019, SGE Resolution No. 54/19 was published, which modifies the procedure for the cancellation of compensations pending settlement and/or the payment for the year 2017 (MINEM Resolution No. 97/18), the main modification being that cancellations would be instrumented through the delivery of public debt bonds.

On April 17, 2019 and July 16, 2019, bonds were credited in favor of the Company for a face value of U$S 89 million and U$S 54 million, respectively. These bonds do not accrue interest and are repayable in 29 monthly and consecutive installments, the first one for 6.66%, the following eighteen installments for 3.33%, and the remaining ten installments for 3.34% of the original face value.

As of December 31, 2019, the Company collected U$S 36 million and U$S 21 million, respectively, as repayments, 18 installments still pending collection, which are disclosed in “Public debt securities” under “Investments at amortized cost”.

2.4.3.1.3 Unconventional Gas Plan

On March 6, 2017, MEyM Resolution No. 46-E/2017 was published, which created the Program for the Encouragement of Investments in the Development of Natural Gas Production from Unconventional Reservoirs (the “Unconventional Gas Plan”) seeking to encourage investments for the production of natural gas through unconventional methods in the Neuquén Basin and effective until December 31, 2021.

On November 2, 2017, MEyM Resolution No. 419/17 was published in the BO. This resolution amends Resolution No. 46/17 and classifies concessions into pilot and developing, with an initial production equal to or higher than 500,000 m3/day (monthly average between July 2016 and June 2017). Undeveloped concessions may obtain a guaranteed minimum price for their whole production provided they reach an annual average production equal to or higher than 500,000 m3/day during a twelve-month period by December 31, 2019. Developing concessions may only apply for the benefit for the incremental portion of their initial production. The reference price for the incentive will be calculated using the domestic market’s weighted average reported by the MEyM’s Secretariat of Hydrocarbon Resources.

On November 17, 2017, MEyM Resolution No. 447/17 was published in the BO. This resolution extends the application of the Unconventional Gas Plan created by Resolution No. 46/17 and amended by Resolution No. 419/17 to natural gas production from unconventional reservoirs in the austral basin and on January 20, 2018, MEyM Resolution No. 12/18 was published, which introduces certain modifications with the purpose of extending the Unconventional Gas Plan created by MEyM Resolution No. 46/17, as amended, for adjacent concessions operated on a joint basis.

The Company has requested the SGE to include the following exploitation projects timely approved by the provincial enforcement authority in the Unconventional Gas Plan: (i) “Río Neuquén”, filed on February 5, 2018, as owner of 33.07% of production, (ii) “El Mangrullo”, filed on July 26, 2018, as operator and owner of 100% of production; and (iii) “Sierra Chata”, filed on July 30, 2018, as operator and owner of 45.55% of production.

However, on January 30, 2019, in a meeting called by the SGE, affected gas producers (including the Company) were informed that no new projects would be approved under the Unconventional Gas Plan.

2.4.3.2 Natural Gas for the Residential Segment and CNG

2.4.3.2.1 Administration of the Priority Demand

In June, 2016, MEyM Resolution No. 89/16 was published in the BO, which established the criteria for the standardization of natural gas purchases within the PIST by distribution service providers in order to meet the Priority Demand. Additionally, criteria were established to guarantee the meeting of the Priority Demand through the CEE in case of operational emergencies which may affect its normal supply.

In June, 2017 ENARGAS Resolution No. 4,502/17 was published, which approved the procedure for dispatch administration in the CEE. In case the CEE does not reach an agreement, ENARGAS will define the supply taking into consideration each producer’s available quantities minus the amounts previously purchased to meet the Priority Demand, with a progressive allocation until matching the proportional quota of each producer/importer in the Priority Demand.

2.4.3.2.2 Natural Gas Prices within the PIST

In early January, 2018, the extension period set forth by Law No. 27,200 to the public emergency declared in 2002 terminated and, therefore, Law No. 24,076 was reinstated, which provides that the price of natural gas supply agreements will be determined by the free interaction of supply and demand. However, on account of the significant devaluation of the Argentine peso and the impossibility to transfer this new exchange rate on to final users’ tariff schemes, in early October, 2018, prices with gas distributors began to be agreed in the spot market on a daily basis.

Furthermore, ENARGAS Resolutions No. 280-289 and No. 292/18 were issued, which established, effective for a six-month period beginning October 1, 2018, the new natural gas final tariffs considering a price for natural gas as input ranging between U$S 1.74/MBTU and U$S 3.98/MBTU, including the differential tariff.

Furthermore, on November 15, 2018 Executive Order No. 1,053/18 was issued by the PEN, which established, on a one-off basis, that the National Government assumes the difference between the price of gas purchased by gas distributors and the price of gas recognized in distributors’ final tariffs for the April 2018 – March 2019 period. ENARGAS will determine the net amount, which will be transferred to each Distributor in 30 monthly and consecutive installments as from October 1, 2019 updated using the BNA’s 30-day interest rate; once an installment has been received, Distributors must immediately make the corresponding payments to gas suppliers, and must inform and credit them monthly before the ENARGAS.

On August 15, 2019, ENARGAS Resolution No. 466/2019 was published, which, together with its amending resolutions (Resolutions No. 554/19, No. 624/19 and No. 636/19), provides for the methodology to determine the amount payable by the National Government for the differences generated by exchange rate variations between the value of gas purchased by natural gas distributors and the value set in the tariff schemes effective between April 1, 2018 and March 31, 2019, pursuant to the provisions of Executive Order No. 1,053/18.

On October 25, 2019, the Company adhered to the collection procedure established by PEN Executive Order No. 1,053/18 regulated by ENARGAS Resolution No. 466/19, the net amount of the receivable pending collection by the Company and ascertained by ENARGAS Resolution No. 735/19 on November 14, 2019 reaching $ 1,219 million. As of December 31, 2019, the Company collected the first installment of U$S 0.7 million, with the 29 installments and the corresponding update still pending collection, for which it keeps a receivable of U$S 14.6 million, which is disclosed under “Trade and other receivables.”

Pampa is currently claiming to Natural Gas Distributors the payment of certain items not covered by Executive Order No. 1,053/18, including: VAT, gross receipts, Trust Fund, Withheld Gas and Unrecognized Natural Gas.

Through ENARGAS Resolutions No. 193-199, No. 201-202 and No. 205-207/19, natural gas tariff since April 2019 effective for a six-months period were established, considering a price of natural gas as a raw material ranging between U$S 2.14/MBTU and U$S 4.69/MBTU, including the differential tariff. Subsequently, 27% and 12% discounts were established in the PIST gas price for April and May 2019, respectively, through subsidies, and deferral of 22% in invoices issued between July and October 2019, to be recovered in five consecutives installments beginning December 2019.

Regarding the tariff update corresponding to October 2019, it was deferred until February 1, 2020, and provided for by Law 27,541 gas tariffs under Federal jurisdiction would remain unchanged, since December 23, 2019 and a renegotiation or extraordinary review process of the current RTI for up to 180-day term would begin.

2.4.3.3 Tender for Firm Gas Supply

By mid-February 2019, firm gas supply to distributors was auctioned. For the Northwest Basin, 9.4 and 3.8 million m3 per day were allocated for winter (April - September 2019) and summer (October 2019 - April 2020), respectively, at an average price of U$S 4,35/MBTU. And for the rest of the basins, 36.1 and 14.4 million m3 per day were allocated for winter and summer, respectively, at an average price of U$S 4,62/MBTU. Pampa took part in this auctions and was awarded.

According to ENARGAS Resolution No. 72/19, on February 12, 2019, the methodology for passing the gas price on to tariffs considers BNA’s average exchange rate for the first 15 days of the month immediately preceding the beginning of each seasonal period or, if lower, the exchange rates stipulated in the agreements. However, the exchange rate update applicable from October 1, 2019, was deferred and finally subject to the 180-day period from the enactment of Law No. 27,541.

2.4.3.4 Acquisition of Natural Gas for Generation

Since November 2018, the Company has opted to make use of its self-supply capacity, provided for by SGE Resolution No. 70/18, and has destined a significant part of its natural gas production to its thermal units’ dispatch (see Note 2.1.6).

On the other hand, on December 27, 2018, under a CAMMESA auction conducted for the year 2019, offers for a total 222 million m3 interruptible gas-day were received, at seasonal PIST prices with a maximum price of U$S5.2/MBTU and a minimum price of U$S3.2/MBTU for the June-August 2019 period, and with a maximum price of U$S3.7/MBTU and a minimum price of U$S2.2/MBTU for the rest of the year. For implementation of this auction, reference PIST maximum seasonal prices, based on the source basin, were considered according to SGE Note No. 66680075/18, effective as of January 2019. Pampa took part in this auction.

Finally, on December 27, 2019, the Ministry of Productive Development passed Resolution No. 12/19, which abrogated, effective as from December 30, 2019, SGE Resolution No. 70/18, thus restoring the CAMMESA centralization scheme for the supply of fuels for generation purposes.

On December 27, 2019, CAMMESA’s auction only for January 2020 took place. Offers prices for a total 260 million m3 of interruptible gas-day were received, with a weighted average PIST price of U$S 1.83/MBTU. Furthermore, on January 29, 2020, CAMMESA’s auction for February-2020 took place, on a partially firm basis. Offers prices for a total 84 million m3 of gas-day were received, with a weighted average PIST price of U$S 2.50/MBTU. Pampa took part in both auctions.

2.4.3.5 Natural Gas Exports

Through MEyM Resolution No. 104/18 and SGE Resolution No. 9/18, subsequently replaced in July 2019 by the SGE Resolution No. 417/19, a Procedure for the Authorization of Natural Gas Exports was established. Authorizations, considering in all cases the security of supply to the Argentine domestic market, may consist of short-term (up to 1 year) or long-term (1 to 10 years) exports, whether on an interruptible basis or on a firm basis for summer periods (October - April for a term of up to 5 years), or operational exchanges in emergency situations. Furthermore, in the case of projects covered by the Unconventional Gas Plan, exported natural gas may not be computed as part of and/or within the production applicable to such program. Likewise, in August 2019, through the SHC Provision No. 168/19, the terms and conditions for firm gas exports to Chile until May 15, 2020, were approved.

In December 2018 and January 2019, the Company was authorized pursuant to SGE Resolution No. 252/18 and No. 12/19 to export natural gas to Chile and Uruguay, on an interruptible basis, respectively. Furthermore, in September 2019, Pampa obtained permission to export natural gas, on a firm basis, to ENAP Refineries in Chile. Pampa took place in IESA’s auctions to export natural gas in a partially firm basis to ANCAP in Uruguay between January and April 2020, but it was not awarded.

On October 31, 2019, SSHC Resolution No. 284/19 was published in the BO, which approves the operating procedure for natural gas exports effective until September 30, 2021 seeking to:

-	ensure the security of the supply to the domestic market;
-	ascertain the scope of any need to restrict gas exports which are operationally useful in case of lack of supply to the domestic market (the “Useful Interruption”) to meet the unsatisfied domestic market demand on a certain day;
-	organize, document, and provide predictability to natural gas restriction or interruption procedures; and
-	coordinate the actions to be implemented to ensure supply to the domestic market.

Under this proceeding, the SSHC, ENARGAS, Transport Licensees and Exporters should hold weekly/bi-weekly meetings to analyze the supply domestic status and its implications in gas exports, taking into consideration the projection of the operational status of the gas transportation system and subsystems, the domestic demand, and any event involving potential drawbacks.

The procedure establishes that should the security of the supply to the domestic market be at stake, producers should adjust their exports pursuant to what is resolved under such procedure, and the mere notice of Useful Interruption served by a reliable means will entail the abide by producers.

In case of incurring higher costs for the use of alternative fuels to generate electricity by the WEM (imported LNG, coal, FO or GO), whose cost was borne by the National Government, exporters must pay compensation to CAMMESA. Through SGE Resolution No. 506/19 issued on August 29, 2019, a minimum of U$S 0.1/MBTU and a maximum of U$S 0.2/MBTU for the exported volume were set, that could be offset with receivables for gas sale in in the domestic market with CAMMESA. Such compensation would be included in WEM’s cost of energy.

It should be pointed out that from September 4, 2018 to December 31, 2020, Executive Order No. 793/18 regulated the application of a 12% export tax rate with a cap of $ 4 over each exported U$S for natural gas exports. On December 14, 2019, Executive Order No. 37/19 voided the ceiling of $ 4 for each U$S exported, established in Article 2 of Decree No. 793/18 as amended.

Law No. 27,541 authorized the PEN to modify the Export Duties corresponding to hydrocarbons sold in the external market and ratified the validity of Executive Order No. 793/18 and No. 37/19.

2.5 Gas Transportation

2.5.1 General aspect

TGS’ license has been granted for an original term of 35 years starting December 28, 1992. However, upon termination TGS may request to the ENARGAS a License extension for an additional ten-year period. Upon termination of the License’s life, whether it be 35 or 45 years, the Natural Gas Law and Executive Order No. 2,458/92 require the call for a new bid for the granting of a new license, where TGS —provided it has substantially met its obligations resulting from the License— will have the option to match the best offer received by the National Government during the bidding process.

2.5.2 TGS’s Tariff situation

2.5.2.1   Integral Agreement

On March 30, 2017, within the framework of the tariff renegotiation process, TGS executed the 2017 Integral Agreement which, after being approved by the different intervening government agencies and the National Congress, was ratified on March 27, 2018, through PEN Decree No. 250/18. This decree represents the conclusion of the RTI process and terminates all transitional agreements celebrated by TGS, and thus, the final renegotiation of the license after seventeen years of negotiations.

The 2017 Integral Agreement sets the guidelines for the provision of the natural gas transportation service until the end of the License. Among these guidelines:

-	The RTI Process, which will culminate in the signing of the integral agreement, was approved. As a result of this RTI, a new tariff schedule was also approved. This new tariff schedule applicable to the Company determined a total tariff increase of 214.2% and 37%, in the event that it had been granted in a single installment as of April 1, 2017, on the tariff of the natural gas transportation service and the CAU, respectively.
-	A Five-Year Investment Plan to be executed by TGS is approved, the plan requires a high level of essential investments for the operation and maintenance of the pipeline system, to provide quality, safe and reliable service. The Five-Year Plan shall be for the period from April 1, 2017 to March 31, 2022 and will amount to $ 6,786 million (valued at December 31, 2016).
-	A non-automatic six-month adjustment mechanism for the natural gas transportation tariff and the investment commitments were approved. This adjustment must be approved by ENARGAS and for its calculation, the evolution of the WPI published by INDEC will be considered.
-	TGS and its shareholders must withdraw any claim against the Government related to the natural gas transportation business, including the arbitration proceedings before the ICSID. The Company desisted from it on June 26, 2018.

As it is mentioned above the tariff increase was granted in 3 installments according to the following resolutions:

-	Effective as of April 1, 2017, 64.2% of the tariff for the natural gas transport service, the CAU not being adjusted, in accordance with the provisions of Resolution No. 4,362/17.
-	Effective as of December 1, 2017, after the issuance of Resolution No. 120/17, 81.1% on the tariff for the natural gas transport service and 29.7% on the CAU, which includes the first adjustment by WPI.
-	Effective as of April 1, 2018, an increase of 50% over the tariff for the natural gas transport service and the CAU within the framework of the provisions of Resolution No. 310/18 issued by the ENARGAS.

2.5.2.2 Semi-annual tariff increase

This increase is granted within the framework of the semi-annual tariff adjustment of the natural gas transportation service in accordance with the provisions of the RTI process.

In the public hearing held on September 4, 2018, in which the Company requested, based on the variation of the WPI recorded for the period February - August 2018, a tariff increase of approximately 30%. Considering the hearing, on September 27, 2018, ENARGAS issued Resolution No. 265/18 which determined a 19.7% tariff increase effective as of October 1, 2018.

This increase was determined by ENARGAS based on the simple average of the WPI, the Construction Cost Index for the period February and August 2018 and the Salary Variation Index between December 2017 and June 2018.

It is noteworthy that ENARGAS supported the determination of the aforementioned tariff increase in the provisions of Resolution No. 4,362/17, which, among other issues, provided that under certain circumstances and macroeconomic conditions, such as the significant devaluation occurred after April 2018, ENARGAS may use other indexes than the WPI to determine the tariff increase. TGS notified ENARGAS its disagreement with respect to the methodology for calculating the semi-annual adjustment.

On March 29, 2019, ENARGAS issued Resolution No. 192/19 approved, effective as from April 1, 2019, a 26% increase in tariff schemes applicable to the natural gas transportation utility by TGS current as of March 31, 2019.

In accordance with current regulations, ENARGAS has considered the evolution of the IPIM update index between the months of August 2018 and February 2019 to define six-monthly adjustments to TGS’ tariffs.

As regards the semi-annual tariff update which should have become effective as from October 1, 2019, on September 3, 2019, the SGE issued Resolution No. 521/19, later amended by Resolution No. 751/19, which postpones its application until February 1, 2020.

This deferral will result in TGS having to review and adjust, in the same proportion as the foregone income, the execution of the Five-Year Investment Plan. As of the issuance of these Consolidated Financial Statements, TGS has submitted the works adjustment proposal to ENARGAS, without the corresponding approval resolution being issued as of the date hereof.

However, the Law No. 27.541 provides that natural gas transportation and distribution tariffs will remain unchanged for a maximum term of 180 days as from December 23, 2019. In this sense, the PEN is vested with the power to renegotiate them, whether under the current RTI or through an extraordinary review pursuant to the provisions of the Natural Gas Law.

As of the date of issuance of these Consolidated Financial Statements, there has not been any administrative actions to regularize the TGS’s rate situation.

Additionally, the Law No. 27.541 provides for the administrative intervention of the ENARGAS.

2.5.2.3 Collection Deferrals

On June 21, 2019, the SGE issued Resolution No. 336/19, which provided for a 22% payment deferral in bills issued from July 1, 2019 to October 31, 2019 for services provided to natural gas residential users.

The described deferrals will be recoverable in bills issued as from December 1, 2019 in five monthly, equal and consecutive installments. As compensation, the National Government will pay licensees an economic compensation, in the form of a subsidy, for the financial cost resulting from the deferral.

On August 22, 2019, the SGE issued Resolution No. 488/19 establishing the procedure for the calculation applicable by natural gas distributors and subdistributors of the deferral provided for by Resolution No. 336/19. Furthermore, this resolution instructs the Undersecretariat of Hydrocarbon and Fuels to implement the procedure to be used for the calculation and payment of the previously mentioned compensation. As of the issuance of these Consolidated Financial Statements, no regulations for the calculation and methodology applicable to the payment of the above-mentioned economic compensation have been passed.

As of December 31, 2019, TGS’ sales receivables from natural gas distributors amount to $ 1,206 million under these items.

2.5.2.4 Non-regulated segments

2.5.2.4.1 Domestic market

The Production and Commercialization of Liquids segment is not subject to regulation by ENARGAS. However, over recent years, the Argentine Government enacted regulations which significantly impacted it.

GLP domestic sales prices are impacted by the provisions of Law No. 26,020 "Regime of the industry and commercialization of liquefied petroleum gas" and the SRH (former Secretary of Hydrocarbon Resources), that sets forth LPG minimum volumes to be sold in the local market in order to guarantee domestic supply.

In this context, TGS sells the production of propane and butane to fractionators at prices determined semiannually by the SRH. On March 30, 2015, the PEN issued Decree No. 470/15, regulated by SE Resolution No. 49/15, which created the “Household Plan” and sets a maximum reference price for the members of the marketing chain in order to guarantee the supply to low-income residential user, by committing the GLP producers to supply at a fixed price with a quota assigned to each producer. Additionally, payment of compensation to the Household Plan participating producers was established.

After successive modifications and pursuant to Provision No. 104/19 issued by the Undersecretariat of Hydrocarbons and Fuels, the current price for butane and propane sold under this program amounts to $ 9,895 and $ 9,656 per ton, respectively. No compensation has been set for these products.

In this context, TGS has filed various administrative and judicial claims challenging the general regulations of the program, as well as the administrative acts that determine the volumes of butane that must be sold in the domestic market, in order to safeguard its economic-financial situation and thus, preventing that this situation does not extend over time.

In addition, TGS is a party of the Propane Gas Supply Agreement for Induced Propane Gas Distribution Networks ("Propane for Networks Agreement") entered into with the Argentine Government by which it undertakes to supply propane to the domestic market at a price lower than the market price. In compensation, TGS receives an economic compensation calculated as the difference between the sale price and the export parity determined by the MINEM.

Within the gradual subsidies reduction path granted by MINEM, on March 31, 2017, the MINEM issued Resolutions No. 74 and No. 474/17 that stipulate increases in the price of undiluted propane gas destined to the Propane for Networks Agreement as of April 1 and December 1, 2017, respectively.

From those dates onwards, the price of undiluted propane gas has been set at $ 1,267/tn and $ 2,832/tn and $ 1,941.20/tn and $ 3,964/tn, respectively, depending on the client to whom the undiluted propane gas is delivered.

Finally, in May 2018, TGS initiated the sixteenth extension by which the methodology for determining the price and volumes for the period April 1, 2018 - December 31, 2019 is established. Additionally, this last extension established the propane sale price to customers under this program. Notwithstanding the foregoing, on January 14, 2020 TGS received an instruction issued by the SE to proceed with propane deliveries in accordance with set conditions by the sixteenth extension, also indicating that the SE is working on the extension of the terms of the agreement at least until June 30, 2020.

During 2019 and 2018, TGS received the amount of $ 469 million and $ 626 million, for subsidies for the programs mentioned above, respectively.

As it has been previously mentioned, participation in the Household Plan results in economic and financial damage to TGS, since under certain circumstances products would be sold at prices below their production costs.

As of December 31, 2019, the Argentine Government owes TGS $ 144 million under these items.

2.5.2.4.2 Foreign market

On September 3, 2018, the Executive Branch issued Decree No. 793/18, which, between September 4, 2018 and December 31, 2020, sets an export duty of 12% on the exported amount of propane, butane and natural gasoline. This withholding is capped at $4 for each dollar of the tax base or the official FOB price.

Later, as a result of the enactment Law No. 27,541, an 8% cap was set for the rate applicable to hydrocarbons effective as from December 23, 2019.

2.6 Tax reform

On December 29, 2017 the PEN issued Law No. 27,430 that introduced several modifications in tax treatment, the key components of which are described below:

2.6.1 Income tax

2.6.1.1 Income tax rate

According to Law No. 27,430, the income tax rate for Argentine companies will be gradually reduced from 35% to 30% for fiscal years beginning as from January 1, 2018 until December 31, 2019, and to 25% for fiscal years beginning as from January 1, 2020.

However, Law No. 27,541 suspended the reduction in the rate projected for fiscal years beginning on or after January 1, 2021, providing that during the suspension period the tax rate will remain at 30%.

The effect of the application of the income tax rate changes on deferred tax assets and liabilities pursuant to the above-mentioned tax reform was recognized, based on their expected realization year, in “Effect of tax rate change in the deferred tax” under Income tax and Minimum notional income tax of the Consolidated Statement of Comprehensive Income (Note 10.6).

2.6.1.2 Tax on dividends

According to Law No. 27,430, the tax on dividends or earnings distributed by, among others, Argentine companies or permanent establishments to individuals, undivided estates or beneficiaries residing abroad is introduced based on the following considerations: (i) dividends resulting from earnings accrued during fiscal years beginning as from January 1, 2018 until December 31, 2019, will be subject to a 7% withholding; and (ii) dividends resulting from earnings accrued during fiscal years beginning as from January 1, 2020 will be subject to a 13% withholding.

Pursuant to the suspension of the Income Tax rate provided for by Law No. 27,541, the 7% withholding will remain in effect for fiscal years beginning on or before January 1, 2021.

Dividends resulting from benefits gained until the fiscal year prior to that beginning on January 1, 2018 will remain subject to the 35% withholding on the amount exceeding the untaxed distributable retained earnings (equalization tax’ transition period) for all beneficiaries.

2.6.1.3 Transfer prices

Controls are established for the import and export of goods through international intermediaries different from the exporter at the point of origin or the importer at destination.

Furthermore, the Law sets out the obligation to provide documentation allowing for the verification of the characteristics of the transaction for the import and export of goods and the export of commodities, in both cases when they are conducted through an international intermediary different from the exporter at the point of origin or the importer at destination.

2.6.1.4 Optional Tax revaluation

Law No. 27,430 provides that Companies may opt to make a tax revaluation of assets located in the country and subject to the generation of taxable earnings existing as of December 31, 2017. The special tax on the revaluation amount depends on the asset, and will amount to 8% for real estate not accounted for as inventories, 15% for real estate accounted for as inventories, and 10 % for personal property and the remaining assets. Once the option is exercised for a certain asset, all assets within the same category should be revalued.

The tax result from the revaluation will not be subject to income tax, and the special tax on the amount of the revaluation will not be deductible from such tax.

Several regulations (Decrees No. 353/18, No. 613/18 and No. 143/19 and AFIP General Resolution No. 4,287), have repeatedly postponed the date for exercising this option based on the international context and the greater volatility in financial variables affecting decision-making regarding the exercise of the option.

On March 27, 2019, Pampa and CPB, based on their evaluation of the domestic context and the evolution of financial variables (including the inflation rate), exercised their option to adhere to the tax revaluation regime on their property, plant and equipment existing as of December 31, 2017 pursuant to Title X of Law No. 27,430, the tax cost of such property thus increasing to $ 15,311 million.

On exercising this option, Pampa and CPB have paid the special tax for a principal amount of U$S 34.5 million plus interest for U$S 1 million.

Additionally, Pampa and CPB had to waive all lawsuits and rights invoked in any previously brought judicial or administrative proceedings seeking the application of updating mechanisms on the income tax (see Notes 11.6.1 and 15.2). Furthermore, Pampa and CPB had to waive their rights to initiate any judicial or administrative proceeding seeking the application of such updating mechanisms regarding fiscal years ended before December 31, 2017.

2.6.1.5 Tax inflation adjustment

Law No. 27,430 sets out the following rules for the application of the income tax inflation adjustment mechanism:

i.	a cost adjustment for goods acquired or investments made during fiscal years beginning after January 1, 2018 taking into consideration the percentage variations in the IPC published by the INDEC; and
ii.	the application of the adjustment provided for by Title VI of the Income Tax Law when variations in the above-mentioned index exceed one hundred percent (100%) over the thirty-six (36) months preceding the closing of the fiscal period to be settled; alternatively, for the first, second and third fiscal year as from its effective date, this proceeding will apply in case the accumulated variation in such price index, calculated from the beginning of the first fiscal year to the closing of each fiscal year, are higher than fifty-five percent (55%), thirty percent (30%) and fifteen percent (15%) for the years 2018, 2019 and 2020, respectively.

Law No. 27,541 provides that, as regards the positive or negative fiscal inflation adjustment determined as a result of the application of the adjustment provided for by Title VI of the Income Tax Law corresponding to the first and second fiscal year starting as from January 1, 2019, one-sixth (1/6) should be charged in that fiscal period and the remaining five sixths (5/6), in equal parts, in the five immediately following fiscal periods.

As of the end of fiscal year 2018, an accumulated variation in the price index exceeding the foreseen 55% condition for the application of the comprehensive adjustment in such first fiscal year was not evidenced. However, the costs of goods acquired during fiscal year 2018 have been adjusted in accordance with the procedure stated in subsection (i).

As of December 31, 2019, the cumulative variation in the IPC exceeds the 30% condition set for the second transition year, and, therefore, the Group has applied the tax inflation adjustment in the calculation of the current and deferred income tax provision, except for the Company and its subsidiary PEFM, which, taking into consideration the merger process described in Note 5.1.1.2, have not exceeded the established legal parameter for the interim six-month period ended on June 30, 2019.

2.6.2 Value-added tax

A procedure is established for the reimbursement of tax credits originated in investments in property, plant and equipment which, after 6 months as from their assessment, have not been absorbed by tax debits generated by the activity.

2.6.3 Fuel tax

Certain modifications are introduced to the fuel tax, incorporating a tax on the emission of carbon dioxide. Tax on Fuels comprises the Tax on Liquid Fuels ("ICL") and the Carbon Dioxide Tax ("IDC"). The reform simplifies the fuel taxation structure, keeping the same tax burden effective prior to the reform.

By means of Law No. 27,430, subsection c) of Section 7 of Chapter I of Title III of Law No. 23,966 was modified, establishing the fuel tax exemption for the transfers of certain taxable products used as raw material in petrochemical processes. Later, Decree No. 501/18, regulated Law No. 23,966 and established that transfers of virgin naphtha and pyrolysis gasoline are exempted from the fuel tax when are destined to a petrochemical catalytic reform process.

This regulatory modification allowed a significant financial saving for the Company as a consequence of the tax exemption on the purchase of virgin naphtha as raw material.

2.6.4 Regularization regime (Moratorium)

Between the 29 and the 31 of March 2017, the Company adhered to the regularization regime (moratorium) provided for Law No. 27,260 in relation to certain tax claims and provisions. The Company related liabilities were mainly attributable to contingencies identified in Petrobras’s acquisition process including interpretation differences with the Argentine tax authority regarding i) the time of recording well abandonment expenses for income tax purposes, ii) the exemption from the Tax on Personal Assets as Substitute Taxpayer for the shareholder PPSL; iii) the Tariff heading used by the Company for certain exported products; and iv) inaccurate customs regarding the importation of a turbine supplied by Siemens Germany, including certain spare parts that had not been required nor declared by the Company. In relation to the last matter described before, the Company entered into an agreement with Siemens pursuant to which Pampa received the reimbursement of related incurred costs.

As the adhesion to the regularization regime established benefits of releasing tax fines and reducing compensatory interests, the Company has recorded, during 2017 fiscal year, a net gain after income tax effects of U$S 14.8 million.